State Street Variable Insurance Series Funds, Inc.

(the “Company”)

State Street Total Return V.I.S. Fund

Class 3: SSTTX

(the “Fund”)

SUPPLEMENT DATED MARCH 15, 2022 TO THE PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2021

The sub-sections entitled “Annual Fund Operating Expenses” and “Example” in the Summary Prospectus and the Fund Summary section of the Prospectus are each deleted in their entirety and replaced in each instance with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%
Other Expenses (includes an Investor Service Plan fee of 0.20% of the average daily net assets)	0.25%
Acquired Fund Fees and Expenses	0.06%

Total Annual Fund Operating Expenses[1]	0.91%

[1]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class 3	$93	$290	$504	$1,120

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

031522SUPP3